UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 28, 2006 (April 24, 2006)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam Street, Suite 3100

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

                     (713) 579-6000

(Registrant’s telephone number, including area code)

                                         N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

601261.0020 WEST 5908890 v2

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2006, Plains Exploration & Production Company (“PXP” or the “Company”) issued a press release announcing that it entered into a definitive agreement to acquire Stone Energy Corporation (“Stone”), subject to approval from PXP and Stone stockholders. As PXP previously announced, the Agreement and Plan of Merger dated as of April 23, 2006 (the “Merger Agreement”) by and among Stone, PXP and Plains Acquisition Corporation (“Plains Acquisition”), a wholly-owned subsidiary of PXP, contemplates a merger (the “Merger”) whereby Plains Acquisition will be merged with and into Stone, with Stone becoming a wholly-owned subsidiary of PXP. PXP expects the Stone acquisition will close in the third quarter of 2006.

Assuming completion of the Merger, Stone’s Chief Financial Officer Kenneth H. Beer will join PXP as Executive Vice President and Chief Financial Officer. Mr. Beer, 48, has served as Senior Vice President and Chief Financial Officer of Stone since August 1, 2005. Previously, Mr. Beer was a partner at the investment banking firm of Johnson Rice & Company, where he served as director of research and a senior energy analyst for the firm since 1992.

Mr. Beer owns 20,000 shares of Stone’s restricted stock and an option to purchase 30,000 shares of Stone’s common stock. Assuming completion of the Merger, his options will either be canceled or repurchased by Stone immediately prior to completion of the Merger and his shares of restricted stock will be converted to PXP common stock.

Item 7.01	Regulation FD Disclosure.

The Company hereby makes the following disclosure under Regulation FD. The Company sets forth the following information with respect to its pro forma 2007 operating and financial estimates originally released on April 24, 2006. The base plan forecasts 2007 average daily sales volume of 100,000 to 110,000 barrels of oil equivalent per day (BOEPD), pro forma for the merger with Stone. This plan assumes PXP begins 2007 with volumes above 70,000 BOEPD, with 7 percent growth thereafter. Since the acquisition of Stone has not been consummated, for this forecast PXP held Stone’s volumes constant at an assumed 35,000 BOEPD during this period and did not attempt to predict the timing of hurricane related volumes coming back on line.

The Company’s base capital plan for 2007 utilized to achieve the estimated production of 100,000 to 110,000 BOEPD requires an estimated $600 to $700 million pro forma capital plan allocated as follows: Rockies/Texas $100 million; California $200 million; Gulf of Mexico Development $200 million; and Exploration $100 to $200 million. This represents approximately two-thirds of anticipated discretionary cash flow at an assumed $55 WTI NYMEX oil price and $6.00 Henry Hub natural gas price. The $900 million to $1 billion pro forma capital plan presented on April 24, 2006 represents about two-thirds of estimated discretionary cash flow during 2007 at an assumed strip pricing of $73 WTI NYMEX oil and $10 Henry Hub natural gas.

ADDITIONAL INFORMATION & FORWARD LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking information the Company that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements included herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These include statements regarding:

•	completion of the proposed merger,
•	effective integration of the two companies,
•	reserve and production estimates,
•	oil and gas prices,

•	the impact of derivative positions,
•	production expense estimates,
•	cash flow estimates,
•	future financial performance,
•	planned capital expenditures, and
•	other matters that are discussed in PXP’s filings with the SEC.

These statements are based on the Company’s current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to the Company’s filings with the SEC, including its Form 10-K for the year ended December 31, 2005, for a discussion of these risks.

All forward-looking statements in this report are made as of the date hereof, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this report. Moreover, although the Company believes the expectations reflected in the forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that it will attain these expectations or that any deviations will not be material. Except for any obligation to disclose material information under the Federal securities laws, the Company does not intend to update these forward-looking statements and information.

In connection with the proposed transaction, PXP and Stone expect to file a joint proxy statement/prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PXP, STONE AND THE ACQUISITION. A definitive joint proxy statement/prospectus will be sent to security holders of PXP and Stone seeking their approval of the acquisition. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other documents filed by PXP and Stone with the SEC at the SEC's website at www.sec.gov.

The definitive joint proxy statement/prospectus and other relevant documents relating to PXP may also be obtained for free from PXP by directing a request to Plains Exploration & Production Company, 700 Milam, Suite 3100, Houston, Texas 77002, Attention: Joanna Pankey; Telephone: (713) 579-6000, Email: jpankey@plainsxp.com.

The definitive joint proxy statement/prospectus and other relevant documents relating to Stone may also be obtained for free from Stone by directing a request to Stone Energy Corporation, 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, Attention: Kenneth Beer; Telephone: (337) 237-0410, Email: cfo@stoneenergy.com.

PXP, its directors, executive officers and certain members of management and employees may be deemed to be “participants in the solicitation of” proxies from PXP’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition will be contained in the joint proxy statement/prospectus when it is filed.

Stone, its directors, executive officers and certain members of management and employees may be deemed to be “participants in the solicitation of” proxies from Stone’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition will be contained in the joint proxy statement/prospectus when it is filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY (Registrant)

Date: April 28, 2006	By:	/s/ John F. Wombwell
	Name:	John F. Wombwell
	Title:	Executive Vice President and General Counsel